# Grant Park Fund

## Class A, B, and Global 3 Units

Monthly Performance Report • November 2016



Consider your alternatives. **Invest smarter.**®

GRANT PARK FUND®

**DCM Brokers, LLC**
**Member FINRA/SIPC**
**Servicing Agent**
**555 W. Jackson Blvd., Ste 600**
**Chicago, IL 60661**

*This sales and advertising literature must be read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. The information in this document is valid only as of the date hereof and may be changed without notice. This communication is confidential and is intended solely for the information of the person to whom it has been delivered.*

## Market Commentary: November 2016

**Currencies:** The U.S. dollar strengthened on rising expectations of an interest rate hike by the Federal Reserve in December. The British pound strengthened on positive housing data. The Japanese yen weakened due to expectations of a Federal Reserve interest rate hike. The euro weakened after the European Central Bank considered extending it's current monetary stimulus policies.

**Energy:** Crude oil prices rose over 18% as OPEC agreed to cut production. Natural gas and heating oil prices rose due to forecasts for colder weather.

**Equities:** U.S. equities markets rose on strong consumer confidence as election results were viewed as representing corporate tax reform, infrastructure spending and deregulation initiatives.

**Fixed Income:** Global fixed income markets declined ahead of an expected interest rate hike in December. The markets have reacted to the U.S. election results as a positive sign for economic growth, albeit with the potential for increased inflation.

**Grains/Foods:** Corn and wheat prices declined over 5% on elevated global supplies. Sugar prices declined due to increased supply and lower bulk-consumer demand. Coffee prices declined over 10% due to a weaker Brazilian real and in anticipation Colombian coffee production will reach a 23-year high. Cocoa markets declined over 12% on increased supplies.

**Metals:** Precious metal prices declined in anticipation the Federal Reserve will raise interest rates. A strong dollar and the possibility of a tighter monetary policy also contributed to price declines. Base metal prices rose on an improving demand outlook.

### A Units (Closed to New Investments)

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2016 | 4.27% | 2.95% | -3.01% | -2.03% | -2.12% | 5.00% | 1.93% | -3.14% | -2.00% | -3.64% | -0.69% | | **-2.93%** |
| 2015 | 2.82% | -0.26% | 0.36% | -4.01% | -1.46% | -4.64% | 2.33% | -6.15% | 3.09% | -2.29% | 3.44% | -5.70% | **-12.41%** |
| 2014 | -4.77% | 1.19% | -2.85% | 0.12% | 0.94% | 0.56% | -0.89% | 4.22% | 2.23% | 0.57% | 4.92% | 0.63% | **6.66%** |
| 2013 | 1.47% | -2.86% | 1.22% | 1.01% | -2.83% | -3.12% | -0.24% | -2.22% | -0.87% | 1.63% | 2.24% | 0.89% | **-3.84%** |
| 2012 | 0.00% | 0.80% | -2.21% | 0.00% | 6.19% | -4.88% | 3.56% | -1.30% | -2.13% | -5.64% | -0.63% | 0.52% | **-6.13%** |
| 2011 | -0.52% | 2.26% | -2.48% | 3.79% | -6.93% | -3.79% | 3.02% | -1.81% | -1.64% | -4.51% | -0.57% | -0.05% | **-12.95%** |

| 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 |
|---|---|---|---|---|---|---|---|---|---|---|
| 10.97% | 7.00% | 15.25% | 20.03% | -7.58% | -3.44% | 9.11% | 12.63% | 19.91% | -9.23% | 4.45% |

### B Units (Closed to New Investments)

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2016 | 4.20% | 2.94% | -3.09% | -2.08% | -2.17% | 4.89% | 1.87% | -3.20% | -2.05% | -3.69% | -0.74% | | **-3.56%** |
| 2015 | 2.77% | -0.31% | 0.31% | -4.07% | -1.51% | -4.69% | 2.27% | -6.20% | 3.03% | -2.35% | 3.38% | -5.75% | **-12.97%** |
| 2014 | -4.83% | 1.14% | -2.91% | 0.06% | 0.89% | 0.53% | -0.95% | 4.20% | 2.19% | 0.52% | 4.87% | 0.58% | **6.07%** |
| 2013 | 1.42% | -2.91% | 1.17% | 0.96% | -2.88% | -3.18% | -0.30% | -2.28% | -0.93% | 1.58% | 2.19% | 0.84% | **-4.44%** |
| 2012 | -0.06% | 0.75% | -2.27% | -0.05% | 6.13% | -4.93% | 3.51% | -1.36% | -2.19% | -5.69% | -0.68% | 0.46% | **-6.74%** |
| 2011 | -0.58% | 2.20% | -2.53% | 3.74% | -6.98% | -3.84% | 2.96% | -1.86% | -1.69% | -4.57% | -0.62% | -0.11% | **-13.52%** |

| 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 |
|---|---|---|---|---|---|---|---|
| 7.66% | -8.40% | -4.25% | 8.28% | 11.76% | 18.88% | -9.87% | 3.80% |

### Global 3 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2016 | 4.24% | 3.05% | -2.54% | -2.01% | -2.41% | 5.90% | 2.01% | -3.11% | -1.92% | -3.51% | -0.61% | | **-1.44%** |
| 2015 | 2.83% | -0.14% | 0.42% | -3.99% | -1.43% | -4.59% | 2.33% | -6.18% | 3.10% | -2.25% | 3.39% | -5.70% | **-12.16%** |
| 2014 | -4.75% | 1.23% | -2.81% | 0.20% | 1.00% | 0.60% | -0.82% | 4.19% | 2.25% | 0.65% | 5.24% | 0.66% | **7.46%** |
| 2013 | 1.53% | -2.79% | 1.30% | 1.06% | -2.76% | -3.01% | -0.17% | -2.17% | -0.79% | 1.64% | 2.25% | 1.01% | **-3.06%** |
| 2012 | 0.22% | 0.79% | -2.13% | 0.10% | 6.16% | -4.73% | 3.66% | -1.31% | -2.00% | -5.52% | -0.60% | 0.60% | **-5.19%** |
| 2011 | -0.91% | 1.76% | -2.01% | 2.75% | -6.67% | -3.50% | 2.92% | -1.43% | -1.52% | -4.17% | -0.56% | -0.11% | **-13.05%** |

| 2009 | 2010 |
|---|---|
| -6.04% | 0.68% |

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

## A and B Units

### Trading Performance by Sector


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
Nov
2016

*Performance reported is gross of fees and expenses.*

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 25% | 5% | 28% | 20% | 11% | 11% |

## Global Units

### Trading Performance by Sector


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
Nov
2016

*Performance reported is gross of fees and expenses.*

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 25% | 5% | 28% | 20% | 11% | 11% |

### Sector Positions at Month-End


Commodities 27%
Financials 73%
Energy 5%
Grains 11%
Metals 11%
Currencies 25%
Equities 28%
Fixed Income 20%
Dec 15
Jan 16
Feb 16
Mar 16
Apr 16
May 16
Jun 16
Jul 16
Aug 16
Sep 16
Oct 16
Nov 16
Short position
Long position

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

## Grant Park Fund At-A-Glance

| Product | Global Units | A and B Units |
|---|---|---|
| Class | 3 | Closed to New Investment |
| Account Type | Commission-based | |
| Minimum Investment | $5,000 | |
| Retirement Account | $1,000 | |
| Trading Strategy | Traditional, systematic, medium-to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | |
| Breakeven Level | 5.81% | |
| Redemptions | Monthly after 90 days | |
| Penalty | 1.5% on a declining scale<br>0.5% per quarter | |
| Sectors Traded | 6 | |
| Eligibility | The Fund is registered in all states except New Mexico and Puerto Rico. Eligibility varies by state, but not less than $250k net worth or $70k net worth and $70k income. No Investor should invest more than 10% of his/her net worth. | |

## Statistics

| Statistics Since Inception - Class A Units[1] January 1989 - November 2016 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $166M |
| 12-Month Return | -8.46% |
| Average 12-Month Return | 13.87% |
| 36-Month Cumulative Return | -8.50% |
| 60-Month Cumulative Return | -18.18% |
| Compounded Annualized ROR | 9.83% |
| 3-Year Compounded Annualized ROR | -2.92% |
| 5-Year Compounded Annualized ROR | -3.93% |
| 10-Year Compounded Annualized ROR | -1.00% |
| Worst Drawdown (5/89 - 10/89) | -38.87% |
| Worst Drawdown Last 5 Years (12/08 - 11/16) | -32.44% |
| Average 1-month Gain | 5.81% |
| Average 1-month Loss | -4.00% |
| # of Winning Months | 172 |
| # of Losing Months | 163 |

| Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] October 2006 - September 2016 | | |
|---|---|---|
| ↑ ↓ | Moved in Opposite Directions | 46% |
| ↑ ↑ | Positive Results for Both | 33% |
| ↓ ↓ | Negative Results for Both | 21% |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return:** The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR):** This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation:** This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown:** A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit:** This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.
©2016 Dearborn Capital Management, LLC. All rights reserved.